UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported):  August 20, 2015

LIVE FIT CORP
(Exact name of registrant as specified in charter)

Nevada
(State or other jurisdiction of incorporation)
333-197291 (Commission File Number)	90-1035363 (IRS Employer Identification No.)

RM 1001, Unit 5, Building 8, ShangPin FuCheng FuZe Garden,
YanJiao Development District, SanHe City
Heibei Province, China
(Address of principal executive offices and zip code)

+8618600638662
(Registrant's telephone number, including area code)

Lyoner Strasse 14, Frankfurt,
Germany 60528
(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant's Certifying Accountants

On August 20, 2015, we dismissed our principal independent accountant, DKM Certified Public Accountants ("DKM") from its engagement with the Company, which dismissal was effective immediately. The decision to dismiss DKM as the Company's principal independent accountant was approved by the Board of Directors of the Company on the same date.

There were no disagreements between the Company and DKM on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, from the time of DKM's engagement up to the date of dismissal which disagreements that, if not resolved to DKM's satisfaction, would have caused DKM to make reference to the subject matter of the disagreement in connection with its report issued in connection with the audit of the Company's financial statements. None of the reportable events described under Item 304(a)(1)(v)(A)-(D) of Regulation S-K occurred within the two fiscal years of the Company ended April 30, 2014 and 2015 and subsequently up to the date of dismissal. The audit report of DKM on the financial statements of the Company as of April 30, 2015 did not contain any adverse opinion or disclaimer of opinion, and such audit report was not qualified or modified as to uncertainty, audit scope or accounting principles, except for DKM's explanatory paragraph regarding the Company's ability to continue as a going concern. A letter from DKM addressed to the Securities and Exchange Commission stating that it concurs with the statements made by the Company with respect to DKM in this Current Report on Form 8-K. A copy of such letter is furnished hereto with the filing of this Current Report on Form 8-K.

On August 20, 2015, the Company engaged AWC (CPA) Limited ("AWC") the auditor for the accounting acquirer, to serve as its independent auditor. The decision to engage AWC as the Company's principal independent accountant was approved by the Board of Directors of the Company on the same date. During the fiscal year of the Company ended April 30, 2015 and through the date of AWC engagement, the Company did not consult AWC regarding either: (i) the application of accounting principles to a specified transaction (either completed or proposed), or the type of audit opinion that might be rendered on the Company's financial statements; or (ii) any matter that was either the subject of a "disagreement" or "reportable event" within the meaning set forth in Regulation S-K, Item 304 (a)(1)(iv) or (a)(1)(v).

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

16.1	Letter from DKM Certified Public Accountants

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
LIVE FIT CORP

By: /s/ Lu Zhong Hua
Name: Lu Zhong Hua
Title: Chief Executive Officer

Dated: August 20, 2015